EXHIBIT 24.1
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey L. Knight, Scott A. Evernham and Jennifer Rice Brickner, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us in our names and in the capacities indicated below, a registration statement on Form S-3 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, pursuant to the Act, the undersigned have hereunto set their hand in the capacities indicated below as of April 24, 2008.

/s/ Robert G. Jones

Robert G. Jones
Director, President and Chief Executive Officer
(Principal Executive Officer)

/s/ Christopher A. Wolking

Christopher A. Wolking
Senior Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

/s/ Joan Kissel

Joan Kissel
Vice President and Chief Accounting Officer
(Principal Accounting Officer)

/s/ Larry E. Dunigan

Larry E. Dunigan
Chairman of the Board of Directors
Power of Attorney (SEC Registration Matters)
Old National Bancorp

/s/ Alan W. Braun

Alan W. Braun
Director

/s/ Andrew E. Goebel

Andrew E. Goebel
Director

/s/ Phelps L. Lambert

Phelps L. Lambert
Director

/s/ Marjorie Z. Soyugenc

Marjorie Z. Soyugenc
Director

/s/ Charles D. Storms

Charles D. Storms
Director

/s/ Joseph D. Barnette, Jr.

Joseph D. Barnette, Jr.
Director

/s/ Niel C. Ellerbrook

Niel C. Ellerbrook
Director

/s/ Arthur H. McElwee, Jr.

Arthur H. McElwee, Jr.
Director

/s/ Kelly N. Stanley

Kelly N. Stanley
Director
Power of Attorney (SEC Registration Matters)
Old National Bancorp

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